Exhibit 10.3.5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	Page
		A		1 of 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0019	07/31/2006

6. ISSUED BY CODE	00001	7. ADMINISTERED BY (If other than Item 6)	CODE

FCC/Contracts and Purchasing Center
445 12th St., SW
Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza Sterling, VA 20166		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

		(X)	10B. DATED (SEE ITEM 13)

CODE*	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority)
Clause H.4, Key Personnel Requirements; FAR 43.103(a)(3), Mutual Agreement

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this no-additional cost modification is to incorporate changes to Key Personnel. Accordingly, the following represents the updated applicable changes:

Key Personnel	Title

1. Gary Zahn	Acting Regional Director
2. Dara Sodano	Acting Senior Pooling Administrator
3. Tara Farquhar	Industry Interface Representative
4. Vacant	Pooling Administrator

All other terms and conditions of the contract remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type of print)
	Digitally signed by Amy L. Putnam			Anthony Wimbush
DN: on-Amy L. Putnam, Esq.
Date: 2006.08.22
15:58:53 -04’00’

15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED 8/22/06
/s/ Amy L. Putnam

	(Signature of person authorized to sign)		BY	/s/ Anthony S. Wimbush

(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION	Prescribed by GSA FAR (48 CFR)
UNUSABLE	53.243

\

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0020		09/15/06

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

FCC/Contracts and Purchasing Center
445 12th Street, SW
Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza			10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

Sterling, VA 20166		X	10B. DATED (SEE ITEM 13)
06/15/01

CODE	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required) No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE
	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.217-9, Option to Extend the Term of the Contract

☒	D.	OTHER (Specify type of modification and authority)
FAR 1.6, Authority of the Contracting Officer

  E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this unilaterally executed modification is to exercise Option Period 4a. The period of performance is hereby extended from September 15, 2006 through October 14, 2006. Funding in the amount of $296,419.31 is funded via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) UNILATERAL MODIFICATION		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Wilma S. Mooney

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED 9/7/06

		BY	/s/ Wilma S. Mooney
(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE	OF PAGES
				1	1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT No. (if applicable)
0021	09/08/06

6. ISSUED BY CODE		7. ADMINISTERED BY (if other than Item 6)	CODE

Federal Communications Commission

445 12th Street, SW

Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		(X)	9A. AMENDMENT OF SOLICIATION NO.

NeuStar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza Sterling, VA 20166		x	10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

10B. DATED (SEE ITEM 11)

CODE	FACILITY CODE		06/15/01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☑ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (if required) N/A

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X		FAR 52.243-2, Changes - Cost Reimbursement - Alt. 1

B.
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☑ is not, ☐ is required to sign this document and return ___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this Change Order Issuance is to direct NeuStar, Inc. to immediately commence serving as the Interim Routing Number Authority (RNA) and performing the p-ANI administration functions. Accordingly, see the attached letter dated September 8, 2006 and the December 5, 2005 revision of the “pANI Interim Assignment Guidelines for ESQK”.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or Print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)

Anthony S. Wimbush, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED
		/s/ Anthony S. Wimbush		10-4-06

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Federal Communications Commission Washington, D.C. 20554
September 8, 2006
Thomas M. Koutsky
Chair, North American Numbering Council
c/o Phoenix Center for Advanced Legal and Economic Public Policy Studies
5335 Wisconsin Avenue, NW
Suite 440
Washington, D.C. 20015
Ms. Amy L. Putnam
Director, Number Pooling Services
NeuStar, Inc.
3519 North Fourth Street
Harrisburg, PA17110
Dear Mr. Koutsky and Ms. Putnam:
     This letter addresses a recommendation by the North American Numbering Council (NANC) that NeuStar, Inc. (NeuStar), the current Pooling Administrator, serve as the Interim Routing Number Authority (Interim RNA) for the pseudo Automatic Number Identification (p-ANI) codes1 used for routing emergency calls.2 After review of the materials supplied by the NANC, the Wireline Competition Bureau (Bureau) agrees with the NANC’s recommendation and finds it would be in the public interest to assign NeuStar to be the Interim RNA. Furthermore, the Bureau concludes that the p-ANI administration function falls within the broad scope of NeuStar’s existing Pooling Administration Contract.3 Accordingly, the Bureau hereby

[1]	A p-ANI is a number, consisting of the same number of digits as Automatic Number Identification (ANI), that is not a North American Numbering Plan (NANP) telephone directory number and may be used in place of an ANI to convey special meaning to the selective router, public safety answering point (PSAP), and other elements of the 911 system. See IP-Enabled Services, E911 Requirements for IP-Enabled Service Providers, WC Docket Nos. 04-36, 05-196, First Report and Order and Notice of Proposed Rulemaking, 20 FCC Rcd 10245, 10252-53, para. 17 (2005) (VoIP 911 Order); 47 C.F.R. § 9.3.

[2]	See Letter from Hoke Knox and Karen Mulberry, pANI Issues Management Group Co-Chairs, to Robert C. Atkinson, NANC Chair (Sept. 2, 2005) in Letter from Robert C. Atkinson, NANC Chair, to Thomas J. Navin, Chief Wireline Competition Bureau, FCC (Sept. 8, 2005) (NANC Sept. 8 Letter); p-ANI Issues Management Group, NANC, pANI Interim Assignment Guidelines for ESQK (issued Sept. 1, 2005) (Initial Interim Guidelines) in NANC Sept. 8 Letter. The Initial Interim Guidelines were revised by the NANC on December 5, 2005. See Letter from Robert C. Atkinson, NANC Chair, to Thomas J. Navin, Chief, Wireline Competition Bureau, FCC (Jan. 5, 2005) at 2; p-ANI Issues Management Group, NANC, pANI Interim Assignment Guidelines for ESQK (revised Dec. 5, 2005) <http://www.nanc-chair.org/docs/nowg/Jan06_pANI_Guidelines_(Revised).doc> (Interim Guidelines).

[3]	See generally Pooling Administrator - NeuStar, FCC Contract No. CON01000016, signed by Sonna Stampone, Contracting Officer, Federal Communications Commission (dated June 15, 2001) (Contract). We note that the Thousands-Block Pooling Contractor Technical Requirements are set forth in Section C of the Contract. See id., Section C (Contract Technical Requirements).

directs NeuStar to perform the p-ANI administration function. NeuStar must perform this function in accordance with the NANC’s Interim Guidelines and the instructions in this letter. This assignment is interim in nature until a permanent p-ANI solution is in place, the expiration of NeuStar’s performance as Pooling Administrator, or further notice, whichever occurs first.
     As you know, the Federal Communications Commission (FCC) ordered providers of interconnected voice over Internet Protocol (VoIP) service to supply their customers with enhanced 911 capabilities.4 The NANC proposes temporary measures for the administration and issuance of p-ANI resources. Specifically, the NANC recommends that NeuStar administer the p-ANI function on an interim basis until NANC’s p-ANI Issue Management Group proposes a permanent recommendation. In addition, the NANC proposes Interim Guidelines that would apply to the Interim RNA’s administration of p-ANI resources, and to entities that seek to obtain p-ANI from the Interim RNA.
     The Bureau accepts, as set forth below, the NANC’s proposed temporary measures for the administration and issuance of p-ANI resources. The Bureau recognizes, however, that a permanent solution to this issue will best serve the public interest. The Bureau therefore directs the NANC to advise the Bureau, no later than October 10,2006, as to the date the NANC will recommend to the Bureau such a permanent solution.
     The Bureau agrees with the NANC that NeuStar should serve as the Interim RNA. Given its experience as the Pooling Administrator, NeuStar is qualified to perform this role. Moreover, the Contract encompasses this additional function. The Contract in general assigns NeuStar responsibilities over assignment of thousands-block numbering resources — pools smaller than ten-thousands blocks or central office codes administered pursuant to other agreements.5 In addition, Section 2.5 of the Contract provides that the FCC “may issue rules, requirements, or policy directives in the future, which may increase, decrease or otherwise modify the functions to be performed by the contractor.”6 Section 2.5.1 further states that “the FCC, the NANC, and/or the [Industry Numbering Committee] may establish NANP numbering resource plans, administrative directives, assignment guidelines (including modifications to existing assignment guidelines) and procedures that may have an effect on the functions performed by the contractor.”7
     The Bureau therefore directs NeuStar to serve as Interim RNA until: (1) a permanent p-ANI solution is in place; (2) the expiration of NeuStar’s performance as Pooling Administrator; or (3) further notice, whichever occurs first. During this interim period, however, NeuStar is not the sole provisioner of p-ANI resources. Carriers or other entities that have been voluntarily providing p-ANI may continue to do so until a permanent solution is found.

[4]	See generally VoIP 911 Order, 20 FCC Red 10245.

[5]	Contract Technical Requirements, § 1.1.

[6]	Id., § 2.5.

[7]	Id., § 2.5.1; see also id., § 1.4 (“The contractor shall also ensure that domestic numbering administration shall be effective.”).

     The Bureau further requires NeuStar, in its capacity as Interim RNA, to comply with the NANC’s Interim Guidelines, except as explained in this paragraph. Section 3.3 of the Interim Guidelines states that Part 52 of the FCC’s rules8 (which governs numbering) does not apply to p-ANI except as provided in the Interim Guidelines.9 NeuStar shall not follow this section. Until the Commission determines that Part 52 does not apply to p-ANI or makes some other ruling on the topic, we require NeuStar to operate consistently with the requirements of Part 52.10 Accordingly, an entity seeking p-ANI from NeuStar must have appropriate authority to access numbering resources in general. The entity must be licensed or certified by the FCC or a state commission to operate as a telecommunications carrier and must provide NeuStar with evidence of such authority.11 Thus, “Eligible Users,” as defined in the Interim Guidelines, shall be no broader than indicated in this paragraph. Furthermore, NeuStar may assign p-ANI to VoIP service providers that can provide such evidence of carrier status as well as to carriers that provide wholesale 911-related services to VoIP service providers. Requests for waivers of this requirement may be filed by any entity that certifies that it fully remits 911 emergency service fees into all state and local 911 funds, and fully contributes into universal service mechanisms.
     Finally, the Bureau directs NeuStar to submit a Change Order Proposal on this issue to begin the contract modification process. Section 2.5.3 of the Contract directs that “within a period of not more than 30 calendar days” from the date that the FCC modifies the functions to be performed by the contractor, “[t]he contractor shall... provide the Contracting Officer, state PUCs, and the NANC with written notice regarding these changes and summarize the potential impact of the changes upon service and cost, if any.”12 Therefore, NeuStar must submit the Change Order Proposal within 30 calendar days of the date of this letter.
     Please let me know if you have any questions regarding this matter.

Sincerely
/s/ Thomas J. Navin
Thomas J. Navin
Chief Wireline Competition Bureau

[8]	47 C.F.R. § 52.1 et seq.

[9]	Interim Guidelines, § 3.3.

[10]	Cf. Numbering Resource Optimization, CC Docket No. 99-200, Report and Order and Further Notice of Proposed Rulemaking, 15 FCC Rcd 7574, 7591, paras. 31-32 (2000) (placing wireless E911 emergency service routing digits (ESRD/ESRK) in the general category of administrative numbers, which includes “any numbers used by carriers to perform internal administrative or operational functions necessary to maintain reasonable quality of service standards”).

[11]	Id. at 7615, para. 97.

[12]	Contract Technical Requirements, § 2.5.3.

pANI
Interim Assignment
Guidelines
for ESQK
Prepared by the pANI IMG
for the NANC
Revised December 5, 2005
Issued September 1, 2005

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
Table of Contents

Section		Page
1	Preface	3
2	Disclaimer and Limitation of Liability	4
3	Purpose and Scope of This Document	4
4	Assumptions and Constraints	5
5	Assignment Principles	7
6	Criteria for the Assignment of ESQK Numbers	8
7	ESQK Assignment Functions	8
8	Responsibilities of ESQK Number Applicants and Holders	9
9	Assignment Procedures	10
10	Interim 9-1-1 RNA Responsibilities	11
11	Conflict Resolution and Appeals Process	12
12	Maintenance of These Guidelines	12
13	Future Considerations	13
14	Glossary	14

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
Preface
On October 5, 1995, the Federal Communications Commission (FCC) established the North American Numbering Council (NANC), by filing its charter with Congress, to provide advice and recommendations to the FCC and other governments (including Canada and Caribbean countries) on numbering issues.
Since its inception, the Council has provided the Commission with critically important recommendations regarding numbering issues. These recommendations have addressed a myriad of issues, including wireline/wireless integration for local number portability, abbreviated dialing arrangements, the neutrality of toll free database administration, the feasibility of local number portability for 500/900 numbers, methods for optimizing the use of numbering resources, the assignment of Feature Group D Carrier Identification Numbers to switch-less resellers, and technical specifications for a National Pooling Administrator and the North American Numbering Plan Administrator. Recently the Council has been reviewing the issue of integrating the numbering resource needs of IP enabled service providers, commonly referred to as Voice over Internet Protocol (VoIP), into the existing numbering resource rules and regulations. The council has recently provided recommendations to the FCC on VoIP Service Providers’ Access Requirements for NANP Resource Assignments.
On June 3, 2005 the FCC issued the First Report and Order under FCC docket 05-196 that requires VoIP providers to supply enhanced 9-1-1 (E9-1-1) service capabilities to their customers. When evaluating the access of VoIP users to Public Service Answering Points (PSAPs) several parallels to the access of wireless users to PSAPs can be seen; primarily the users can be nomadic and the telephone number assigned to the user may be foreign to the PSAP the call should be directed to. The wireless industry has traditionally addressed these issues through the use of pseudo ANIs (pANI) to establish access for a nomadic user with a foreign telephone number to the correct PSAP. It is anticipated that VoIP will use a similar methodology to provide VoIP user’s access to PSAPs.
On July 25, 2005 the Alliance for Telecommunications Industry Solutions (ATIS) Emergency Service Interconnection Forum (ESIF) submitted to the industry and to NANC a set of “Routing Number Authority (RNA) for pANIs Used for Routing Emergency Calls — pANI Assignment Guidelines and Procedures”1. On August 5, 2005 the NANC Future of Numbering Working Group established the pANI Issue Management Group (IMG) to address the request by ESIF and provide a recommendation to NANC.
The IMG concurs with the basic recommendations of the ESIF to establish an Interim 9-1-1 Routing Numbering Administrator (Interim 9-1-1 RNA) to administer pANI numbering resources and envisions this to be a two stage process.

1	© 2005 by Alliance for Telecommunications Industry Solutions) created by the Emergency Services Interconnection Forum (ESIF).

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
Stage I consists of this document (which incorporates concepts and information from the ESIF document and uses it along with ATIS Industry Numbering Committee (INC) document templates) to provide interim guidelines for the issuance of resources from the North American Numbering Plan (NANP) to enable VoIP services providers to comply with the requirements of FCC Order 05-196.
Stage II will be the development of complete guidelines and administrative procedures by INC, in cooperation with the ESIF, for the use of pANIs in all modes of communication.
The interim guidelines will apply to the Interim 9-1-1 RNA and any entities that seek to obtain numbers from the Interim 9-1-1 RNA until such time as the INC in cooperation with the ESIF can develop and publish complete guidelines and administrative procedures concerning pANIs.
NANC members include representatives from local exchange carriers (LECs), inter-exchange carriers, wireless providers, manufacturers, state regulators, VoIP providers, consumer groups, and telecommunications associations.
1 Disclaimer and Limitation of Liability
The information provided in this document is directed solely to professionals who have the appropriate degree of experience to understand and interpret its contents in accordance with generally accepted engineering or other professional standards and applicable regulations. No recommendation as to products or vendors is made or should be implied.
2 Purpose and Scope of This Document
In an effort separate from this IMG, the ESIF, a technical committee of ATIS, has been evaluating the need to standardize the specific numbers used in the implementation of pANIs, specifically Emergency Service Query Keys (ESQKs) for use during VoIP 9-1-1 calls. The purpose of this document is to define the interim guidelines that shall be used by any entity that is assigning ESQKs for VoIP. The duration of this interim period shall be decided separately by NANC.
ESIF has recommended2, and the INC has concurred3 that ESQKs
•	Should be in the format of NPA-NXX-XXXX and that they should be from the number sets of NPA-211-XXXX and NPA-511-XXXX if the NPA-211-XXXX is exhausted. and

2	ESIF Issue 25 on the Use of Pooled or Ported Numbers as ESRKs

3	INC Issue 429 Non-Dialable ESRDs or ESRKs

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
•	Should be from the pools of NPA’s that are valid for the Selective Router they will be used for.
These guidelines recommend that ESQKs (pANIs utilized for VoIP) should be from the pools of NPA-211-XXXX or NPA-511-XXXX with 211 being utilized before 511.
This document specifies interim guidelines developed with ESIF for the assignment of ESQK to those Eligible Users complying with the FCC order requiring VoIP customers to have access to enhanced 9-1-1 (E9-1-1). The designated interim ESQK Numbering Administrator (referred to as “Interim 9-1-1 RNA”).
These guidelines apply only to the assignment of ESQKs within geographic numbering plan areas (NPAs) under the jurisdiction of the FCC. This does not preclude a future effort to address non-geographic NPAs in the same guidelines. ESQKs are assigned for use at a Selective Router for which the VoIP Service Provider (VSP) has approval from the 9-1-1 Governing Authority4 to route E9-1-1 traffic for termination to a PSAP. While the ultimate delivery of any call to a PSAP must be based upon the geographical location of the originating caller, by necessity the association of the geographical location of the originating telephone number and the ESQK is typically made at an Emergency Routing Data Base (ERDB).
In areas where E9-1-1 System Service Providers (E9-1-1 SSPs)5 had performed this function prior to the establishment of the Interim 9-1-1 RNA, that role may continue until such time as a permanent 9-1-1 RNA is determined. In developing these guidelines, ESIF and the pANI IMG foresee that these entities should only exist during the transition period until a permanent 9-1-1 RNA is established.
3 Assumptions and Constraints
The development of these guidelines includes the following assumptions and constraints:
3.1	pANIs (and specific to these guidelines, ESQKs) in the format NPA-NXX-XXXX are by definition[6] in the format of a Central Office code and are therefore administered by the North American Numbering Plan Administrator[7] under Guidelines developed by the INC[8].

3.2	In Stage II the NXX-211-XXXX and NXX-511-XXXX should be identified in 47 C.F.R. § 52.13.(d) as a unique sub-set of NANP resources known as pANIs.

4	The term “9-1-1 Governing Authority” means “an entity designated under state law or regulation to have decision-making and oversight responsibilities for a 9-1-1 Emergency Number System for one or more PSAPs.”

5	Generally speaking, an E9-1-1 SSP is in the majority of cases an ILEC but there are other entities that perform that function.

6	47C.F.R. § 52.7(c)

7	47C.F.R. § 52.15(a)

8	47C.F.R. § 52.15(d)

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
3.3	Although pANIs are believed to be a North American Numbering Plan resource the existing requirements of “47 C.F.R. § 52 Numbering” do not apply unless specifically indicated in these interim guidelines. The specific sections of 47 C.F.R. § 52 that should apply to pANIs will be determined in Stage II.

3.4	These interim guidelines are for use in cooperation with various North American Numbering Plan numbering guidelines developed by the INC and the recommendations of ESIF and NANC.

3.5	The Interim 9-1-1 RNA will work with other entities administering ESQKs to transition administrative functions to the Interim 9-1-1 RNA according to a mutually agreeable timetable for transition.

3.6	ESQK numbering resources shall be assigned to permit the most effective and efficient use of a finite numbering resource in order to prevent premature exhaust. Efficient resource management and number conservation are necessary due to the industry impacts of expanding the numbering resource.

3.7	If at any point the FCC rules require regulatory certification, the applicant must be able to demonstrate that regulatory authorization has been obtained for the issuance of ESQK numbering resources.

3.8	These guidelines do not address the issue of who will fulfill the role of Interim 9-1-1 RNA. The NANC pANI IMG developed these interim guidelines with ESIF without any assumption on who should be the Interim 9-1-1 RNA.

3.9	The NANC developed these interim guidelines as a temporary guide for the industry pending development of permanent INC guidelines in cooperation with ESIF.

3.10	Administrative assignment of the ESQK numbering resource to an ESQK holder does not imply ownership of the resource by the Interim 9-1-1 RNA, nor does it imply ownership by the ESQK holder to which it is assigned.

3.11	Interim 9-1-1 RNA and numbering resource administrators are responsible for managing numbering resources in accordance with these guidelines and the orders of applicable regulatory authorities.

3.12	An applicant is not required to provide any additional explanation or justification of items to which he/she has certified. However, that explanation/justification alone may not provide the Interim 9-1-1 RNA with sufficient information upon which to make a decision regarding pANI number assignment, and additional dialog and written documentation may be required. The Interim 9-1-1 RNA is still obligated to reply within five business days.

3.13	Should the FCC delegate authority to state commissions, state commissions shall have access to Eligible Users’ inventory assignments and their use of ESQKs in each Selective Router for the purpose of ensuring the correct application of these numbering resources. Should the FCC delegate authority to state commissions, state commissions may request an accounting of inventories from the Eligible Users operating within their states, and Eligible Users must comply with such state commission requests. Entities that fail to comply with a state commission request for ESQK information shall be denied ESQKs should the FCC delegate such authority to state commissions.

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
3.14	The Interim 9-1-1 RNA will survey existing usage to ensure that unique ESQKs are being assigned.

3.15	These guidelines do not describe the method by which the unique ESQKs as identified in this document are transmitted across and processed by networks. Such arrangements may be contained in other standards, documents, or business agreements.
4 Assignment Principles
The assignment principles defined below will be used by any entity assigning ESQKs during the interim period.
4.1	An Eligible User is any entity that provides the appropriate documentation identified in these guidelines for the need for ESQKs to perform routing or data retrieval functions associated with emergency services. In the context of these guidelines, an Eligible User shall include a VSP or an entity providing VPC service acting on behalf of VSP(s). An entity that has not obtained approval from the 9-1-1 Governing Authority will not be considered an Eligible User.

4.2	ESQKs are assigned for use at a Selective Router for which the Eligible User has approval to route E9-1-1 traffic for termination to a PSAP or an Emergency Service Zone (ESZ) within a PSAP.

4.3	ESQK NPA-211-XXXX should be used before ESQK NPA-511-XXXX unless ESQKs from NPA 211 have been assigned and are being used where the NPA will coincide with the NPA of the Selective Router. These ESQKs shall be considered non-dialable in the Eligible User’s network.

4.4	ESQKs are assigned uniquely to individual Eligible Users.

4.5	At the discretion of the 9-1-1 Governing Authority, a VPC operator that processes 9-1-1 calls originating from various VSP networks is not required to acquire and use separate ESQKs for each VSP as long as the VPC enables clear identification of the originating VSP in the display of the caller’s information at the PSAP.

4.6	ESQKs will be assigned in contiguous ranges (where possible), and in quantities requested by the applicant. However, the Interim 9-1-1 RNA does not guarantee that all ESQKs will be assigned in contiguous ranges.

4.7	Any entity assigning ESQKs will:
4.7.1	Assign ESQKs in a fair, timely and impartial manner to any Eligible User.

4.7.2	Assign ESQKs on a first come, first served basis from the available pool.

4.7.3	Make all ESQK assignments in conformance with these guidelines.

4.7.4	Treat all information received from applicants as proprietary and confidential. The Interim 9-1-1 RNA is permitted to provide the contact information for the assigned user of any given ESQK(s) to law

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
enforcement agencies, PSAPs, and E9-1-1 SSPs as well as any state or federal agency that has direct regulatory responsibilities over E9-1-1.
4.8	Information that is requested of an Eligible User in support of an ESQK application shall be uniform and kept to a minimum.

5	Criteria for the Assignment of ESQK Numbers
The assignment criteria in the following sections shall be used by the Interim 9-1-1 RNA in reviewing an ESQK assignment request from an Eligible User for initial and/or additional ESQKs.
5.1	ESQKs are assigned to entities for use at a Selective Router for which the Eligible User has approval from the 9-1-1 Governing Authority to route E9-1-1 traffic for termination to a PSAP.

5.2	The potential Eligible User must self-certify that it is able to route traffic to the appropriate Selective Router before receiving its first grant of ESQK numbering resources.

5.3	The potential Eligible User must submit an ESQK request form certifying that a need exists for the assignment for use with a specific Selective Router.

5.4	The Interim 9-1-1 RNA will not issue ESQKs to an Eligible User without an Operating Company Number (OCN)[9]. The OCN cannot be shared with another Eligible User.

5.5	All applications for numbering resources must include the company name, company headquarters address, OCN, parent company’s OCN(s), and the primary type of business in which the numbering resources will be used.[10]

5.6	All applications for numbering resources must include a National Emergency Number Association (NENA) provided Company ID to be associated with the ESQKs.

5.7	ESQKs will not be reserved.

5.8	Information that is requested of an Eligible User in support of an ESQK application shall be maintained by the Interim 9-1-1 RNA.

6	ESOK Assignment Functions
The Interim 9-1-1 RNA (s) shall:
6.1	Produce and make available upon request information regarding ESQK Administration processes, guidelines, interfaces and services.

6.2	Provide, upon request of the ESQK applicant, information on how to obtain documents related to pANI Numbering Administration by either referring the applicant to web sites where it will be possible to download electronic copies or

9	FCC 01-362, 47 C.F.R. § 52.15 (g)(4).

10	FCC 00-104, 47 C.F.R. § 52.15 (g)(1).

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
OCN must be provided, if applicable[12]. The applicant can get OCN information by calling NECA.[13]

7.2	A NENA provided Company ID to be associated with the ESQKs.

7.3	The information associated with ESQK assignment may change over time. Such changes may occur, for example, because of the transfer of an ESQK from a VSP to a VPC.

7.4	The holder of ESQKs assigned by the Interim 9-1-1 RNA, or acquired by merger or acquisition, must use the ESQKs consistent with these guidelines. If the Eligible User no longer provides service in the area, the Eligible User must notify the Interim 9-1-1 RNA.

7.5	The Interim 9-1-1 RNA will retain copies of such notifications and deliver them to the permanent 9-1-1 RNA for use in reclamation proceedings. The Interim 9-1-1 RNA must be immediately notified of any changes to the information contained in the application.

8	Assignment Procedures
Entities requesting initial ESQK assignments and entities already assigned one or more ESQKs shall comply with the following:
8.1	An ESQK Applicant requesting resources from the Interim 9-1-1 RNA, shall:
a) provide the VoIP ESQK Interim Request Form (attached as an Exhibit to these interim guidelines) that it is an Eligible User:
b) complete the ESQK application form per these guidelines.
8.2	An applicant must apply to the Interim 9-1-1 RNA (contact details provided below). An applicant should follow all application instructions found on the application form. At a minimum, the form will request:
a) The full legal name of the applicant as it appears on the VESA certification, interconnection agreement, letter of certification, or legal documents provided to any regulatory authority having oversight.
b) Any names under which the applicant does business (d/b/a’s)
c) The name and contact information (address, telephone number, and email address) of the individual making the request on behalf of the Applicant;
d) A list of the NPAs associated with the relevant Selective Router for which ESQKs are needed;
e) A list of the PSAPs to which the ESQKs requests are related, including the state, county, and municipality in which the PSAP is located; and
f) The quantity of ESQKs being requested for each NPA.

12	FCC 01-362, 47 C.F.R. § 52.15 (g)(4).

13	NECA assigns Company Codes that may be used as OCNs. Companies with no prior CO Code or Company Code assignments may contact NECA (800 524-1020) to be assigned a Company Code(s). Since multiple OCNs and/or Company Codes may be associated with a given company, companies with prior assignments should direct questions regarding appropriate OCN usage to the Telcordia™ Routing Administration (TRA) on 732 699-6700.

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
8.3	Any applicant denied an ESQK assignment under these guidelines has the right to appeal that decision (see Section 11 for procedures).

9	Interim 9-1-1 RNA Responsibilities

9.1	The Interim 9-1-1 RNA will track and monitor ESQK assignments and assignment procedures, and recommend appropriate and timely changes to these guidelines, if they are found to result in inefficient or inappropriate use or assignment of ESQKs. However, any changes to these guidelines must be approved by the INC with guidance by ESIF if appropriate.

9.2	The Interim 9-1-1 RNA will not engage in audits or reclamation.

9.3	Initial Implementation: Before it begins assigning ESQKs, the Interim 9-1-1 RNA must ensure that the ESQKs it assigns are not presently in use. Because it is believed that few ESQKs have been assigned from the 211 NXXs, the Interim 9-1-1 RNA will assign ESQKs only from the 211 NXX unless extenuating circumstances exist. To avoid duplication, the Interim 9-1-1 RNA will first perform the following steps in order until it can determine what numbers are available to be assigned:
1.	Ask existing mobile position center (“MFC”) and VPC vendors to provide a list of all the entities that have been assigned pANIs in the 211 NXX, and the entity (and contact information) that assigned the pANI.

2.	Ask each wireless service provider to respectively identify the entity that provides pANIs to it.

3.	Ask each E9-1-1 SSP to identify any pANI and entity that it has assigned a pANI to from the 211 code. In addition, ask each E9-1-1 SSP to identify any other entities that may perform pANI assignments within its territory (including independents).
9.4	Once it has compiled a list of entities that assign numbers, the Interim 9-1-1 RNA will canvass those entities to determine what, if any, pANIs they have assigned from the 211 NXX. The remaining available pANIs in the 211-NXX in all NPAs will constitute the available pool from which the Interim 9-1-1 RNA will assign ESQKs.

9.5	The Interim 9-1-1 RNA will ensure the completeness of each application and accompanying documentation before it assigns resources.

9.6	The Interim 9-1-1 RNA will process each application within 5 business days, on a first in, first out basis, and inform the applicant of the result by an identifiable email form. If the application is denied, the Interim 9-1-1 RNA will provide a detailed explanation of the denial.

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
10	Conflict Resolution and Appeals Process

10.1	Every attempt will be made at the time of assignment to avoid conflicts with existing pANIs.

10.2	Disagreements may arise between parties affected by these interim guidelines in the context of the administration and management of these guidelines. In all cases, the parties will make reasonable, good faith efforts to resolve such disagreements among themselves, consistent with the interim guidelines, prior to pursuing any appeal.

10.3	If a conflict is determined to exist, the following escalation process should be followed:
a) The affected party should contact the entity with whom the conflict exists and attempt a resolution.
b) If resolution cannot be achieved among the involved affected parties, the issue should be escalated in the following order:
i. the Interim 9-1-1 RNA for a recommended solution;
ii. The state regulatory authority having oversight, if any;
iii. the NANC;
iv. the FCC.
10.4	Questions regarding interpretation or clarification of these Interim Guidelines may be referred to NANC for resolution. Unless otherwise mutually agreed to by the parties, these questions will be submitted in a generic manner protecting the identity of the appellant.

10.5	Reports on any resolution resulting from the above options, the content of which will be mutually agreed upon by the involved parties, will be kept on file by the Interim 9-1-1 RNA. At a minimum, the report will contain the final disposition of the appeal, e.g., whether or not an ESQK was assigned.

11	Maintenance of These Guidelines

11.1	These guidelines may be updated to reflect changes in industry practices or national regulatory directives.

11.2	Requests for changes to these guidelines should be directed to the appropriate industry forum, currently the INC.

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
12	Future Considerations
The issues identified in this section will not be the responsibility of the Interim 9-1-1 RNA, however it is imperative that these issues be examined when adopting permanent guidelines.
12.1	pANI Number Resource Management
a) The Interim VoIP Architecture for Enhanced 9-1-1 Services (i2) currently posted on the NENA web site for public review/comment contains ESQK processing, utilization and administration principles proposed as industry standard. The final i2 standard should be a consideration in the development of permanent guidelines.
b) With over 6000 PSAPs and an unknown number of Eligible Users, it is vital that the permanent 9-1-1 RNA employ pANI allocation practices that support the efficient and effective use of the pANI numbering resources.
12.2	Segregating wireless (ESRKs) and VoIP (ESQK) pANI Numbering Resources
a) There are substantial benefits from segregating wireless pANIs (ESRKs) and VoIP pANIs (ESQKs) into separate NXX codes. Accordingly, they should be so segregated wherever possible. As a general matter ESQKs should not be drawn from an NXX that has already been opened for ESRKs, and when a code is exhausted for either ESQKs or ESRKs, it is preferable to open a new code rather than to assign ESQKs and ESRKs from the same code.
b) Public safety agencies rely on the particular NXX to make important distinctions. For example, where 511 (or 211) is used for ESRKs, 511 on a “No Record Found” query identifies the caller as wireless. If 511 were used in the same area for ESQKs, this distinction would be lost.
c) Public safety agencies also key on the NXX to create reports. If ESRKs and ESQKs are drawn from the same NXX, creating such reports for wireless-only or VoIP-only will not be possible. In some cases these reports are used to ensure accurate billing.
12.3	Other Consideration
Should the CLLI code associated with the relevant Selective Routers and the appropriate NPAs be identified on the ESQK request form?

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
13	Glossary

9-1-1 Governing Authority	An entity designated under state law or regulation to have decision-making and oversight responsibilities for a 9-1-1 Emergency Number System for one or more PSAPs.

Applicant	Eligible Users who submit a ESQK Request to the Interim 9-1-1 RNA for the purpose of being assigned ESQKs for their use.

Central Office (CO) Code	The sub-NPA number in a TN, i.e., digits D-E-F of a 10-digit NANP Area address. Central office codes are in the form “NXX,” where N is a number from 2 to 9 and X is a number from 0 to 9. Central office codes may also be referred to as “NXX codes.” (47 C.F.R. § 52.7(c))

Conservation	Consideration given to the efficient and effective use of a finite numbering resource in order to minimize the cost and need to expand its availability in the introduction of new services, capabilities and features.

E9-1-1 System Service Providers (E9-1-1 SSP)	Generally speaking, an E9-1-1 SSP is in the majority of cases an ILEC but there are other entities that perform that function.

Eligible User	An Eligible User is any entity that provides the appropriate documentation identified in these guidelines for the need for ESQKs to perform routing or data retrieval functions associated with emergency services. In the context of these guidelines, an Eligible User shall include a VSP or an entity providing VPC service acting on behalf of VSP(s). An entity that has not obtained approval from the 9-1-1 Governing Authority will not be considered an Eligible User.

Emergency Services Interconnection Forum (ESIF)	ESIF, of the Alliance for Telecommunications Industry Solutions (ATIS), is the primary venue for the telecommunications industry, public safety and other stakeholders to generate and refine both technical and operational interconnection issues to ensure life-saving E9-1-1 services are available for everyone in all situations. ESIF enables many different telecommunications entities to fully cooperate and interconnect with each other to determine the best practices and solutions necessary to effectively and promptly deploy E9-1-1 services nationwide. ESIF’s mission is to facilitate the identification and resolution of both technical and operational issues related to the interconnection of telephony and emergency services networks.

pANI Interim Assignment Guidelines for ESQK
September 14, 2005

Emergency Service Query Key (ESQK)	Emergency Service Query Key (ESQK) — The ESQK identifies a call instance at a VPC, and is associated with a particular SR and PSAP combination. The ESQK is delivered to the E9-1-1 SR and as the calling number/ANI for the call to the PSAP. The ESQK is used by the SR as the key to the Selective Routing data associated with the call. The ESQK is delivered by the SR to the PSAP as the calling number/ANI for the call, and is subsequently used by the PSAP to request ALI information for the call. The ALI database includes the ESQK in location requests sent to the VPC. The ESQK is used by the VPC as a key to look up the location object and other call information associated with an emergency call instance. The ESQK is expected to be a ten-digit North American Numbering Plan Number.

Industry Numbering Committee (INC)	A standing committee of the Alliance for Telecommunications Industry Solutions (ATIS) that provides an open forum to address and resolve industry-wide issues associated with the planning, administration, allocation, assignment and use of numbering resources and related dialing considerations for public telecommunications within the North American Numbering Plan (NANP) area.

North American Numbering Council (NANC)	North American Numbering Council — On October 5, 1995, the Federal Communications Commission (FCC) established the North American Numbering Council (NANC), by filing its charter with Congress, to provide advice and recommendations to the FCC and other governments (including Canada and Caribbean countries) on numbering issues.

NANP (North American Numbering Plan)	A numbering architecture in which every station in the NANP Area is identified by a unique ten-digit address consisting of a three-digit NPA number, a three digit central office number of the form NXX, and a four-digit line number of the form XXXX.

NANPA (North American Numbering Plan Administration)	With divestiture, key responsibilities for coordination and administration of the North American Numbering/Dialing Plans were assigned to NANPA. These central administration functions are exercised in an impartial manner toward all industry segments while balancing the utilization of a limited resource.

pANI Interim Assignment Guidelines for ESQK
September 14, 2005

NANP Area	Consists of the United States, Canada and the Caribbean countries (American Samoa, Anguilla, Antigua, Bahamas, Barbados, Bermuda, British Virgin Islands, Canada, Cayman Islands, Dominica, Dominican Republic, Grenada, Jamaica, Montserrat, St. Kitts & Nevis, St. Lucia, St. Vincent & Grenadines, Turks & Caicos Islands, Trinidad & Tobago, and the United States (including Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands).

Numbering Plan Area (NPA)	Numbering Plan Area, also called area code. An NPA is the 3-digit code that occupies the A, B, and C positions in the 10-digit NANP format that applies throughout the NANP Area. NPAs are of the form N0/1X; where N represents the digits 2-9 and X represents any digit 0-9. After 1/1/95, NPAs will be of the form NXX. In the NANP, NPAs are classified as either geographic or non-geographic.
a)	Geographic NPAs are NPAs which correspond to discrete geographic areas within the NANP Area.

b)	Non-geographic NPAs are NPAs that do not correspond to discrete geographic areas, but which are instead assigned for services with attributes, functionalities, or requirements that transcend specific geographic boundaries. The common examples are NPAs in the N00 format, e.g., 800.

Operating Company Number (OCN)	An Operating Company Number is a four place alphanumeric number that uniquely identifies providers of local telecommunications service. OCN assignments are required of all Service Providers in their submission of utilization and forecast data (FCC 00-104, ¶ 41 and Public Notice DA 00-1549). Relative to CO Code assignments, NECA assigned Company Numbers may be used as OCNs. Companies with no prior CO Code or Company Number assignments contact NECA (800 524-1020) to be assigned a Company Number(s). Since multiple OCNs and/or Company Numbers may be associated with a given company, companies with prior assignments should direct questions regarding appropriate OCN usage to the Telcordia™ Routing Administration (TRA) on 732 699-6700.

Pseudo-Automatic Number Identification (pANI) Codes	Used generically in this document to include any of the other more specifically descriptive acronyms associated with numbers used for routing emergency calls today, such as but not limited to: ESRD, ESRK, ESQK, PSAP routing numbers, etc.

Service Provider	The term “service provider” refers to a telecommunications carrier or other entity that receives numbering resources from the NANPA, a Pooling Administrator or a telecommunications carrier for the purpose of providing or establishing telecommunications

pANI Interim Assignment Guidelines for ESQK
September 14, 2005

service (FCC 00-104, § 52.5 (i)).

Unassignable Code	An unassignable number is an NXX code designated by the administrator which will not be made available for assignment to any number applicant. For example, the number “9-1-1” will not be assigned as a central office code so as to avoid potential conflict with emergency services.

VPC	VoIP Positioning Center.

Wireless E9-1-1 ESRD/ESRK Number	A 10-digit number used for the purpose of routing an E9-1-1 call to the appropriate Public Service Answering Point (PSAP) when that call is originating from wireless equipment. The Emergency Services Routing Digit (ESRD) identifies the cell site and sector of the call origination in a wireless call scenario. The Emergency Services Routing Key (ESRK) uniquely identifies the call in a given cell site/sector and correlates data that is provided to a PSAP by different paths, such as the voice path and the Automatic Location Identification (ALI) data path. Both the ESRD and ESRK define a route to the proper PSAP. The ESRK alone, or the ESRD and/or Mobile Identification Number (MIN), is signaled to the PSAP where it can be used to retrieve from the ALI database, the mobile caller’s call-back number, position and the emergency service agencies (e.g., police, fire, medical, etc.) associated with the caller’s location. If a NANP TN is used as an ESRD or ESRK, this number cannot be assigned to a customer.

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
VoIP Interim ESQK Request Form

Applicant Information		* Required Entries
Applicant Company () Legal Name	*
DBA Name(s) (if any)	*
Operating Company Number (OCN)	*
NENA ID	*
Contact Name	*
Contact Address 1	*
Contact Address2
Contact City	*
Contact State	*
Contact Zip	*
Contact Telephone Number	*
Contact E-Mail Address	*

PSAP Information

PSAP Name	*
PSAP State	*
PSAP County
PSAP Municipality

9-1-1 Governing Authority Contact Name	*
9-1-1 Governing Authority Contact Tel#	*
9-1-1 Governing Authority Contact E-mail

# ESQKs Requested

Valid NPAs for the area being served	*
NPA in which ESQK(s) have been requested	*
Total Number of ESQKs Requested	*

pANI Interim Assignment Guidelines for ESQK
September 14, 2005
          Applicant Certification
I hereby certify that I have read the “pANI Interim Assignment Guidelines for ESQK” and meet the criteria required to obtain the requested number of ESQKs.
VSP Authorized Electronic Signature, or
VPC Authorized Electronic Signature
     Assignment (To be Completed by Interim 9-1-1 RNA)

A list of the ESQKs assigned Date Assigned	*

Assigned By

Interim 9-1-1 RNA Contact Name Interim 9-1-1 RNA Contact Telephone Number Interim 9-1-1 RNA E-mail Address	* * *
By applying for this resource, the applicant hereby certifies that it has obtained approval from the appropriate 9-1-1 Governing Authority to provide routing or data retrieval for E9-1-1 traffic to the applicable PSAP. Should it later be determined that such authority has not been obtained, the applicant will be reported to the FCC and the appropriate state commission, and may be denied further resources.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		PAGE	OF	PAGES
						1		1

2. AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

		0022	10/15/06

6. ISSUED BY		CODE		7. ADMINISTERED BY (If other than Item 6)	CODE

FCC/Contracts and Purchasing Center

445 12th Street, SW

Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				(X)	9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc

4600 Center Oak Plaza					9B. DATED (SEE ITEM 11)

Sterling, VA 20166					10A. MODIFICATION OF CONTRACT/ORDER NO.

CON01000016

				x	10B. DATED (SEE ITEM 11)

CODE			FACILITY CODE		06/15/01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X		FAR 52.217-9, Option to Extend the Term of the Contract

	D.	OTHER (Specify type of modification and authority)

X		FAR 1.6, Authority of the Contracting Officer

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return _________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this unilaterally executed modification is to exercise Option Period 4b. The period of performance is hereby extended from October 15, 2006 through November 14, 2006. Funding in the amount of $296,419.31 is funded via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

UNILATERAL MODIFICATION				Anthony S. Wimbush

15B. CONTRACTOR/OFFEROR			15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ Anthony S. Wimbush

(Signature of person authorized to sign)				(Signature of Contracting Officer)		10-5-06

NSN 7540-01-152-8070					STANDARD FORM 30 (REV. 10-83)
Previous edition unusable					Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	Page
		A		1 of 2

2. AMENDMENT/MODIFICATION NO. 0023	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
10/23/2006

6. ISSUED BY CODE	00001	7. ADMINISTERED BY (If other than Item 6)	CODE

FCC/Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

11
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza Sterling, VA 20166		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

		(X)	10B. DATED (SEE ITEM 13)

CODE *	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

✓	D. OTHER (Specify type of modification and authority)
FAR 1.6, “Authority of the Contracting Officer”

E. IMPORTANT: Contractor ☑ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to incorporate Change Order Proposal (COP) #46 into the contract. COP #46 is accepted at a cost of 3,200.00. A copy is attached. Funding will be via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Anthony Wimbush

15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED

	(Signature of person authorized to sign)		BY	/s/ Anthony S. Wimbush	10/23/2006

(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION	Prescribed by GSA FAR (48 CFR)
UNUSABLE	53.243

Line Item	Document Number	Title	Page
Summary	CON01000016/0023	Pooling Administrator - Neustar	2 of 2

Line Item		Delivery Date		Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @anthony.wimbush@fcc.gov.
              No Changed Line Item Fields
Previous Total:
Modification Total:
Grand Total:

National Pooling Administration
Change Order Proposal #46
(INC Issue 517 — “Denying NXX assignment to a service
provider that has opted into pooling”)
Companion to NANPA Change Order #6
September 19, 2006

NeuStar, Inc.	46000 Center Oak Plaza
Sterling VA, 20166

Nat’l PAS — Change Order #46 (INC Issue 517)	September 19, 2006
Table of Contents

1	Introduction	3
2	Industry Numbering Committee (INC) Proposed Changes	4
3	The Proposal	8
4	Assumptions and Risks	8
5	Cost	8
6	Conclusion	9

© NeuStar, Inc. 2006	NeuStar Proprietary and Confidential	- ii -

Nat’l PAS — Change Order #46 (INC Issue 517)	September 19, 2006
1 Introduction
1.1 Purpose and Scope
In accordance with NeuStar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, NeuStar, as the National Pooling Administrator (PA), hereby submits this Change Order Proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Attachment B, Section C of the Thousands-Block Pooling Contractor Technical Requirements, dated November 30, 2000, Sections 2.5 through 2.5.4, which read as follows:
2.5 Changes in the Environment
The FCC may issue rules, requirements, or policy directives in the future, which may increase, decrease or otherwise modify the functions to be performed by the contractor. The contractor is additionally subject to the provisions of the changes clause in Section I.
2.5.1 Process
Accordingly, after a contractor is selected, the FCC, the NANC and/or the INC may establish NANP numbering resource plans, administrative directives, assignment guidelines (including modifications to existing assignment guidelines), and procedures that may have an effect on the functions performed by the contractor.
2.5.2 Changes
The contractor shall review changes when numbering resource plans, administrative directives, assignment guidelines, and procedures are initiated or modified to determine if there is any impact on the functions that they must perform.
2.5.3 Notifications
The contractor shall then, within a period of not more than 30 calendar days from said event (e.g., the date INC places an issue into Final Closure), provide the Contracting Officer, state PUCs, and the NANC with written notice regarding these changes and summarize the potential impact of the changes upon service and cost, if any.
2.5.4 Roles
The NANC shall review the notice and provide a recommendation to the FCC regarding the effect of the contractor’s notice and supporting documentation.
The contractor shall comply with state regulatory decisions, rules and orders with respect to pooling, as applicable, as long as they are not in conflict with FCC decisions, orders, and rules and are within state jurisdiction.

[1]	FCC Contract Number CONO1000016

© NeuStar, Inc. 2006	NeuStar Proprietary and Confidential	- 3 -

Nat’l PAS — Change Order #46 (INC Issue 517)	September 19, 2006
This document provides the information required by the contract, such as identifying the new requirements of the expanded scope of work as a result of the Industry Numbering Committee’s (INC) disposition of Issue 517 and NANPA change order #6 by offering our proposed solution, and addressing its cost, risks, and assumptions. This change order is being created at the request of the FCC prior to the INC final closure (section 2.5.3. of the technical requirements).
2 The Industry Numbering Committee (INC) Proposed Changes
On June 6, 2006, INC placed issue 517 into Initial Closure. In response, NANPA submitted change order #6 to address how this issue affects both the NANP Administration System (NAS) and NANPA operations. To comply with INC issue 517 and the NANPA change order #6, the PA will need to produce daily information that will allow NANPA to determine the specific OCNs that are currently participating in pooling in optional pooled rate centers, which is discussed in the proposal section of this change order. The FCC has requested that the Pooling Administrator submit this change order proposal at this time to enable the FCC to understand the complete process.
• Issue 517: Denying NXX assignment to SP that has OPTED into Pooling
The official INC issue statement is stated below and can also be found on the ATIS website (www.atis.org):
A) ISSUE STATEMENT
NANPA has no way of knowing whether an SP has opted into pooling in a specific rate center, so it is possible for that SP to request CO code resources in a rate center in which they have already opted into participation in pooling.
B) FOLLOWING RESOLUTION FROM INC
The following changes were made to the COCAG and the TBPAG to resolve this issue:
COCAG Changes:
A new section 3.10 was created:
3.10	If an SP has chosen to participate in thousands-block number pooling in a voluntary rate center outside of the top 100 MSAs, the SP cannot withdraw from pooling in a voluntary rate center once the SP has submitted a forecast, a donation, or has been assigned a thousands-block. Once an SP chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA.

4.1.1	The applicant must certify a need for NANP numbers, e.g., provision of wireline or wireless service in the Public Switched Telephone Network.

© NeuStar, Inc. 2006	NeuStar Proprietary and Confidential	- 4 -

Nat’l PAS — Change Order #46 (INC Issue 517)	September 19, 2006
In order to obtain CO codes, an applicant must submit or have submitted a North American Numbering Plan Numbering Resource Utilization/Forecast (NRUF) Report (See NRUF Reporting Guidelines) to the NANPA for the NPA(s) in which the CO code(s) is being requested.2 This requirement shall not apply in instances where an NPA has been implemented since the last NRUF Report and the Service Provider has submitted a NRUF Report for the NPA(s) previously serving the geographic areas involved.
The applicant must submit an NXX request form certifying that a need exists for an NXX assignment to a point of interconnection or a switching entity due to routing, billing, regulatory, or tariff requirements. The NXX request form must provide an Operating Company Number (OCN), which uniquely identifies the applicant. The NANPA will not issue numbering resources to a carrier without an OCN.3 The OCN cannot be shared with another service provider.
If NANPA determines from the report provided by the PA that an applicant is participating in pooling in that rate center, NANPA will deny the application. Once an applicant chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA.
5.2 Receive and process applications (CO Code (NXX) Assignment Request Form Part 1) for CO codes (NXX) within the geographic NPA(s) for which the CO Code Administrator is responsible.
For rate centers transitioning to pooling:
•	The CO Code Administrator will only process NXX requests received at least 33 calendar days prior to the Pool Start Date.

•	Within the 33 calendar days prior to Pool Start Date, applications for codes/blocks will not be accepted. However within this 33-day interval, the NANPA will continue to process code applications for:
•	CO codes awarded via lottery;

•	LRN requests;

•	full CO code request for a single customer;

•	CO code expedite requests;

•	petition/safety valve requests;

•	any requests from non-pooling capable carriers; and

•	PA requests to the NANPA.
After Pool Start Date, all pooling-capable carriers will apply to the PA for numbering resources.
Once an SP chooses to participate in thousands-block number pooling in a voluntary rate center, all numbering requests must be submitted directly to the PA. NANPA will not assign a CO code (NXX) to an SP for a voluntary pooled rate center in which that SP has

[2]	FCC 00-104, § 52.15 (f) (4) (5).

[3]	FCC 01-362, § 52.15(g)(4).

© NeuStar, Inc. 2006	NeuStar Proprietary and Confidential	- 5 -

Nat’l PAS — Change Order #46 (INC Issue 517)	September 19, 2006
either submitted a forecast to the PA, submitted a donation to the PA, or has been assigned a thousands-block in that rate center.
TBPAG Changes:
2.4	These administration guidelines apply only to the assignment of thousands-blocks to Block Applicants providing service within specific rate areas:
a)	where SP Location Routing Number (LRN) Local Number Portability (LNP) has been implemented;

b)	where thousands-block number pooling has been mandated by the appropriate regulatory body;

c)	where an SP has chosen to participate in thousands-block number pooling in a voluntary rate center outside of the top 100 MSAs, the SP cannot withdraw from pooling in a voluntary rate center once the SP has submitted a forecast or donation, or has been assigned a thousands-block. Once an SP chooses to participate in thousands-block number pooling in a voluntary rate center all numbering requests must be submitted directly to the PA4;
5.1.1	The PA, upon request, shall provide information and answer questions for clarification regarding thousands-block number pooling administration processes, procedures, interfaces, and services. Additionally, the PA shall provide, upon request of the thousands-block number pooling participant, information on how to obtain documents related to thousands-block number pooling administration. This can be accomplished by either referring the SP to web sites where it will be possible to download electronic copies, or by providing electronic copies via e-mail.

The PA shall:
a)	be responsible for activities associated with industry inventory pool establishment;

b)	assure the availability, based upon industry established criteria, of numbering resources within the industry inventory pool for a given rate area;

c)	add to the resources in the industry inventory pool when necessary by requesting additional CO Codes from the CO Code Administrator using Months to Exhaust Certifications Worksheet-1000 Block Level (Appendix 4);

d)	work with the CO Code Administrator in the planning and implementation of NPA code relief (e.g., update the PA’s industry database to reflect any changes

[4]	The PA will provide a report to NANPA of the SPs participating in pooling in a voluntary rate center outside of the top 100 MSAs. If NANPA determines from the report that an SP is participating in pooling in a voluntary rate center, NANPA will deny a CO Code application for that rate center.

© NeuStar, Inc. 2006	NeuStar Proprietary and Confidential	- 6 -

Nat’l PAS — Change Order #46 (INC Issue 517)	September 19, 2006
resulting from NPA relief activity). For specific details, see NPA Code Relief Planning & Notification Guidelines (ATIS-0300061);

e)	provide copies of the Thousands-Block Number (NXX-X) Pooling Administration Guidelines (ATIS-0300066) when requested by Block Applicants, including timely notification of changes;

f)	assist the CO Code Administrator in analyzing and helping to resolve problems related to misrouted calls and calls that cannot be completed;

g)	track reported switch cut-overs and thousands-block reassignments and perform other operational functions (e.g., thousands-block reclamation);

h)	make available on their web site the PA-recognized holidays and distribute as necessary;

i)	log and track all thousands-block applications using a tracking mechanism which will enable the PA and Block Applicant to identify a specific thousands-block request; and

j)	build and maintain an industry data base which includes appropriate security for confidential data. The database will be accessible through an appropriate mechanism and, at a minimum, include the following information:

1)	all pooled thousands-blocks in the industry inventory pool (i.e., NPA-NXX-X level information displayed),

2)	status of the thousands-blocks (i.e., allocated/assigned, available),

3)	identification of the SP to which the thousands-block has been allocated, whether or not a thousands-block is contaminated,

4)	user profile(s) that contain the SP contact information, OCN, and level of access permitted. An SP may need multiple individual profiles and passwords (See Appendix 5 — User Profile Application).

k)	set the “Pool Indicator” on the CO Code ACD screen in BIRRDS for those NXX codes from which thousands-blocks have been donated to the pool after Block Donation Date.

l)	provide a report to NANPA of the SPs participating in pooling in a voluntary rate center outside of the top 100 MSAs. NANPA shall deny any CO Code application from an SP that is participating in pooling in a voluntary rate center.

© NeuStar, Inc. 2006	NeuStar Proprietary and Confidential	- 7 -

Nat’l PAS — Change Order #46 (INC Issue 517)	September 19, 2006
3 The Proposal
NeuStar’s National Pooling Administrator has reviewed INC issue 517 and NANPA Change Order #6 from both the operational and technical perspectives. The proposal set forth below will conform to the changes in the INC guidelines and the NANPA change order while meeting the requirements of the industry in a cost-effective and efficient manner.
Solution
To satisfy the requirements identified in the INC issue, the PA will produce daily information that will allow NANPA to determine specific OCNs that are currently participating in pooling in optional pooled rate centers. On a daily basis, the National Pooling Administrator (PA) will provide NANPA with a file containing the following information: NPA, rate center(s) where pooling is voluntary (also known as optional), and the Operating Company Number(s) (OCN) of those service providers that are participating in pooling in the identified voluntary rate center(s).
4 Assumptions and Risks
Part of the PA’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This change order does not affect the system nor will it have any impact on our day-to-day application-processing operations.
5 Cost
As with any change order proposal, we also considered the associated costs that would potentially be incurred in implementing the proposed solution. These costs include the resources required to complete the milestones on a timeline for implementing the processes and system delineated in this change order. The timeline includes preparation, proper documentation updates, development, testing, monitoring, and execution of the solution.
The anticipated cost to implement this proposed solution is $3200.00, which includes the price for the overtime staff hours that will be required to perform this task. The PA staff members are already carrying heavy workloads, due to the steady rise in volumes, which have increased significantly over the past few months. We respectfully request that this change order be approved giving the PA authorization to charge straight overtime for the staff members involved in the project.
The alternative would be to hire a temporary employee for this project, but we have considered and rejected that option because it would not facilitate timely completion of the project, or keep costs down, for the following reasons:
•	it would add the time of posting the position, interviewing, and obtaining the appropriate security clearance for the person

•	training time would be needed.

© NeuStar, Inc. 2006	NeuStar Proprietary and Confidential	- 8 -

Nat’l PAS — Change Order #46 (INC Issue 517)	September 19, 2006
6 Conclusion
In conclusion, the Pooling Administrator offers a viable solution that meets the requirements of both INC issue 517 and the NANPA change order #6. In accordance with our contract terms, and we request that the FCC review and approve this change order.

© NeuStar, Inc. 2006	NeuStar Proprietary and Confidential	- 9 -